JULIUS BAER INVESTMENT FUNDS

Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund

Supplement dated March 7, 2008 to the
Prospectus dated February 29, 2008

The following is added to pages 8, 11, 45 and 46 of the Prospectus to the sections entitled “Total Return Bond Fund - - Principal Investment Strategies,” “Global High Income Fund - - Principal Investment Strategies,”  “Fund Strategies and Risks - -Total Return Bond Fund - - Principal Investment Strategies” and “Fund Strategies and Risks - -Global High Income Fund - - Principal Investment Strategies, which will now include the following:

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Invests in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“Municipal Bonds”).

The following is added to pages 10, 12 and 71 of the Prospectus to the sections entitled “Total Return Bond Fund - Principal Risks”, “Global High Income Fund - - Principal Risks” and “General Strategies Applicable to the Funds - --Risks of Investing in the Funds” which will now include the following:

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Municipal Bond Risk:  Municipal Bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.  Municipal Bonds have varying levels of sensitivity to changes in interest rates.  In general, the price of a Municipal Bond can fall when interest rates rise and can rise when interest rates fall.  Interest rate risk is generally lower for shorter-term Municipal Bonds and higher for long term Municipal Bonds.  Under certain market conditions, the Adviser may purchase Municipal Bonds that the Adviser perceives are undervalued.  Undervalued Municipal Bonds are subject to the same market volatility and principal and interest rate risks described above.  Lower quality Municipal Bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer.  The value of lower quality Municipal Bonds often fluctuates in response to political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.  In the case of tax-exempt Municipal Bonds, if the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level, and the security could decline significantly in value.

The following is added to page 58 of the Prospectus to the  section entitled “Security Types” which will now include the following:

Municipal Bonds are securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.

The following is added to page 60 of the Prospectus to the  section entitled “General Strategies Applicable to the Funds - --Risks of Investing in the Funds” which will now include the following addition to the Chart:

	IEF	IEF II	TRBF	GHIF	Microcap	Smallcap	Midcap	Multicap	GEF
Municipal Bond Risk			X	X

JULIUS BAER INVESTMENT FUNDS

Julius Baer Total Return Bond Fund
Julius Baer Global High Income Fund

Supplement dated March 7, 2008 to the
Statement of Additional Information dated February 29, 2008

The following is added to page 22 of the Statement of Additional Information to the section entitled “Common Investment Strategies” which will now include the following:

Municipal Bonds
The Total Return Bond Fund and the Global High Income Fund may invest in securities (including tax-exempt securities) issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Prices and yields on Municipal Bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time.  Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also thepossibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner.  Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Total Return Bond Fund and the Global High Income Fund may also invest in certain tax-exempt Municipal Bonds.  If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt Municipal Bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value.  Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security.  If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.